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NORTHSTAR/NWNL TRUST

NORTHSTAR GROWTH FUND
  Prospectus Supplement dated
    December 18, 1995 to Prospectus
    dated April 30, 1995.

At a Meeting held on December 1, 1995, the Trustees of the Northstar/NWNL Trust, on behalf of the Northstar Growth Fund, approved, subject to approval by the shareholders of the Fund, a subadvisory agreement between Northstar Investment Management Corporation, the Fund's investment adviser (the "Adviser"), and Navellier Fund Management, Inc. ("Navellier"). Proxies will be mailed to shareholders on or around December 28, 1995 seeking approval of the Agreement. If approved by shareholders, the Subadvisory Agreement will become effective on or around February 1, 1996. Pursuant to the Agreement, Navellier will assume responsibility for the day to day investment management of the Fund, subject to the supervision of the Adviser and the Trustees of the Fund. Navellier currently manages equity investments of approximately $1.2 billion for individuals, institutions and a Navellier-sponsored mutual fund. All fund and expenses related to the subadvisory arrangement will be borne by the Adviser.